                                                                    EXHIBIT 23.2



                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the Information Advantage, Inc. IA/IQ 1987 Stock Option Plan and IA/IQ 1993 Stock Option Plan of our report dated February 20, 1998, which appears on page 38 of the Annual Report on Form 10-K for the year ended January 31, 1998.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 24, 1998